UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

[   ] Definitive Information Statement

AUROR CAPITAL CORP.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

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AUROR CAPITAL CORP.
39555 Orchard Hill Place, Suite 600
Novi, Michigan 48375

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on October 20, 2009 (the “Record Date”), of shares of the common stock with voting power of Auror Capital Corp., a Nevada corporation (the “Company”), that our Board of Directors and the majority shareholders of approximately 73% of our common stock with voting power as of the Record Date have giving written consent as of October 20, 2009, to approve the following:

(1)	To amend and restate the Company’s Articles of Incorporation as set forth on the proposed amended and restated Articles of Incorporation attached hereto;

(2)	To amend and restate the Company’s By-laws as set forth on the proposed amended and restated By-Laws attached hereto; and

(3)	To amend the Company’s Articles of Incorporation to change the Company’s name to “Mount Knowledge Holdings, Inc.”

These actions were approved on October 20, 2009, by our Board of Directors and the shareholders who hold a majority of our issued and outstanding voting securities. We anticipate an effective date of November 22, 2009, or as soon thereafter as practicable in accordance applicable law, including the Nevada General Corporation Law (“NGCL”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the actions described above before they take place in accordance with the NGCL and Rule 14c of the Securities Exchange Act of 1934, as amended. This Information Statement is first mailed to you on or about November 2, 2009.

Please feel free to call us at (604) 787-4860 should you have any questions on the enclosed Information Statement.

Date: December 22, 2009	For the Board of Directors of
AUROR CAPITAL CORP.

	By:	/s/ Ian McBean
Ian McBean
Chief Executive Officer and Director

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

AUROR CAPITAL CORP.
39555 Orchard Hill Place, Suite 600
Novi, Michigan 48375

INFORMATION STATEMENT
(Preliminary)

December 22, 2009

COPIES OF COMMUNICATIONS TO:
Anslow & Jaclin, LLP
Attn: Gregg E. Jaclin, Esq.
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
Phone: 732-409-1212
Fax: 732-577-1188

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.001 per share (the “Common Stock”), of Auror Capital Corp., a Nevada Corporation (the “Company”), to notify such Stockholders that on or about October 20, 2009, the Company received written consents in lieu of a meeting of Stockholders from two holders of 6,500,000 shares representing approximately 73% of the total 8,887,888 issued and outstanding shares of voting stock of the Company (the “Majority Stockholder”) to (a) amend and restate our Articles of Incorporation (the “Restated Articles”), (b) amend and restate our By-laws (the “Restated By-laws”), (c) change our corporate name to “Mount Knowledge Holdings, Inc.” (the “Name Change”). Accordingly, your consent is not required and is not being solicited in connection with the approval.

On October 20, 2009, the Board approved the above actions, subject to approval by the Stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of Nevada, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholders, on October 20, 2009, the Company had 8,887,888 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On October 20, 2009, the holders of 6,500,000 shares (or approximately 73% of the 8,887,888 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

The NGCL provides in substance that unless the Company’s Articles provides otherwise, Stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the Stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NGCL, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein. As of the Record Date, the Company had 8,887,888 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting Majority Stockholders are the record and beneficial owners of a total of 6,500,000 shares of the Company’s common stock, which represents approximately 73% of the total number of voting shares. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated October 20, 2009. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of beneficial owner	Percentage of Class (1)
Common Stock	Jealax Consulting, Inc (Ian McBean)	5,000,000	56.2%

Common Stock	Birch First Trust (Daniel A. Carr)	1,500,000	16.8%

Common Stock	All Executive Officers and Directors	6,500,000	73.1%

1.

Beneficial ownership is calculated based on 8,887,888 shares of common stock issued and outstanding as of October 20, 2009. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

2.

Registered in the name of Jealax Consulting Inc., a private company controlled by Mr. McBean located at 2466 West 12th Avenue, Vancouver, A1, Canada, V6K2P. Ian McBean is also an officer and director of the Company.

3.

Registered in the name of Birch First Trust, a Delaware Statutory Trust, controlled by Birch First Trust Administrators, LLC, a Delaware Limited Liability Company, as Trustee, Daniel A. Carr, Manager located at 350 S. County Rd., Ste. 102-140, Palm Beach, Florida 33480. Daniel A. Carr is also a director of the Company.

(1) ACTION: TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

On October 20, 2009, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation (the “Restated Articles”). The Majority Stockholders approved the Restated Articles pursuant to a written consent dated as of October 20, 2009. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendments and restatements to the articles of incorporation of the corporation are modifications determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions. The rights being granted to our Board of Directors to designate the rights and preferences of the common and preferred stock as needed from time to time, including the increased amount of shares authorized to be issued, will further provide a corporate and capital structure conducive for potential acquisitions and offer adequate flexibility for the procurement of required future financings.  At this time we do not have any specific acquisitions or financings negotiated, however, we do want to have the proper corporate structure in place in the event that we complete an acquisition or financing in the future.

As stated in Article 4 of the Amended and Restated Articles of Incorporation of the Corporation, the total number of shares of stock of all classes which we shall have authority to issue will be increased from 105,000,000 shares to 300,000,000 shares, of which the Common Stock, $.0001 par value each shall be increased from 100,000,000 shares to 200,000,000 shares (hereinafter called "Common Stock") and of which the Preferred Stock, $.0001 par value each shall be increased from 5,000,000 shares to 100,000,000 shares (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the Common or Preferred Stock shares will be determined by our Board of Directors and will be issued from time to time in one or more series.  The shares of each series will have such voting powers and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions as are stated in the resolution providing for the issue of such series adopted by our Board of Directors.

The authority being granted to our Board of Directors will be subject to limitations prescribed by law, and may with respect to each series include, particular series designation, including any applicable provisions pertaining to whether or not the series is convertible, offers dividends, redemption times and price, voting rights of each series, restrictions of the issue or reissue of any additional Common or Preferred Stock, and the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of our assets.

The holders of any such series and class of stock shall be entitled to vote together and not as a separate class except as specifically provided by subsequent resolution or resolutions of our Board of Directors or as otherwise required by law. Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the stock of the Corporation entitled to vote for the election of directors.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as our Board of Directors may determine from time to time.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by the us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

We have adopted the elimination of all fractions of one share that may exist on the date of the Amendment. We may make arrangements, or provide reasonable opportunity, for any person entitled to or holding a fractional interest in a share to sell such fractional interest or to purchase such additional fractional interests as may be necessary to acquire a full share as provided by law on a fair market value to be determined by our Board of Directors.

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Reasons for the amended and restated articles of Incorporation

The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions. The rights being granted to our Board of Directors to designate the rights and preferences of the common and preferred stock as needed from time to time, including the increased amount of shares authorized to be issued, will further provide a corporate and capital structure conducive for the completion of certain anticipated acquisitions and offer adequate flexibility for the procurement of required future financings. The Board believes that the amendment will afford usgreater flexibility in seeking capital and potential acquisition targets. The Board has no immediate plans, understandings, agreement or commitments to issue or designate shares of Common or Preferred Stock for any purposes.

We presently do not have in place provisions which may have an anti-takeover effect. The restatement of our articles did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

(2) ACTION: TO CHANGE THE COMPANY’S NAME TO “MOUNT KNOWLEDGE HOLDINGS, INC.”

On October 20, 2009, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation (the “Restated Articles”), to change our name to “Mount Knowledge Holdings, Inc.” to more accurately reflect our business operations. The Majority Stockholders approved the Restated Articles pursuant to a written consent dated as of October 20, 2009. The Restated Articles effecting the name change will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The Restated Articles have been adopted to more accurately reflect our primary business plan to market the Company’s products and services. Accordingly, Our Board of Directors and the holders of the majority of the outstanding voting capital stock of the Company believe that changing our name to Mount Knowledge Holdings, Inc. will better reflect the new primary business of the Company.

(3) ACTION: TO AMEND AND RESTATE THE BYLAWS

On October 20, 2009, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our By-Laws (the “Restated By-Laws”). The Majority Stockholders approved the Restated By-Laws pursuant to a written consent dated as of October 20, 2009. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Nevada, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendments and restatements to the By-Laws of the corporation are modifications to better reflect the business of the Company and to provide more detailed descriptions of existing articles such as Stockholders’ meetings, Board of Directors, Board Committees, Officers and Agents, Officers’ Duties and Powers, Stock and Transfer of Stock, Miscellaneous and Amendments, in order to improve administrative and governing procedures for the Company and the protection of its shareholders; including, but not limited to, (a) meeting notices, actions, and governance (inspector of elections), (b) board committees, (c) disaster emergency powers of acting offerings, and amendments to compensations.

Reasons for the amended and restated By-Laws

Our Board believes it is in our best interests and the best interests of our stockholders to provide more detailed descriptions of existing articles such as Stockholders’ meetings, Board of Directors, Board Committees, Officers and Agents, Officers’ Duties and Powers, Stock and Transfer of Stock, Miscellaneous and Amendments, in order to improve administrative and governing procedures for the Company and the protection of its shareholders; including, but not limited to, (a) meeting notices, actions, and governance (inspector of elections), (b) board committees, (c) disaster emergency powers of acting offerings, and amendments to compensations. Our Board believes that these amendments to the By-Laws will provide more protection for its shareholders based on the Company’s new business plan and expansion efforts in the future.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on October 20, 2009 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Title of Class	Name and Address of Beneficial Owner (2)	Amount and Nature of beneficial owner	Percentage of Class (1)
Common Stock	Jealax Consulting, Inc (Ian McBean)	5,000,000	56.2%

Common Stock	Birch First Trust (Daniel A. Carr)	1,500,000	16.8%

Common Stock	All Directors and Officers as a Group	6,500,000	73.1%

(1)	The person named in this table has sole voting and investment power with respect to all shares of common stock reflected as beneficially owned.

(2)	Based on 8,887,888 shares of common stock outstanding as of October 20, 2009.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

NO DISSENTER’S RIGHTS

The Stockholders have no right under the Nevada General Corporation Law, the Articles consistent with above or by-laws to dissent from any of the provisions adopted in the Amendments.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on November 22, 2009.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on October 20, 2009, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about January 12, 2010 to all Stockholders of record as of the Record Date.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Date: December 22, 2009

For the Board of Directors of
AUROR CAPITAL CORP.

By:	/s/ Ian McBean
Ian McBean
Chief Executive Officer and Director

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AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MOUNT KNOWLEDGE HOLDINGDS, INC

MOUNT KNOWLEDGE HOLDINGS, INC. (formerly known as AUROR CAPITAL CORP.), a corporation organized and existing under the laws of the State of Nevada, does hereby certify that:

1.	The original Articles of Incorporation were filed with the Secretary of State of Nevada on March 16, 2004; and

2.

The following Amended and Restated Articles of Incorporation was duly proposed by the Corporation's Board of Directors and adopted by the Corporation's stockholders in accordance with the provisions of corporation statutes of State of Nevada.

FIRST: The name of the Corporation is MOUNT KNOWLEDGE HOLDINGS, INC. (formerly known as AUROR CAPITAL CORP.).

SECOND: its registered office or place of business in the state of Nevada is to be located at 1000 East William Street, Suite 204, Carson City, NV 89701. The name of its registered agent is National Registered Agents, Inc. of NV and the address of said registered agent is 1000 East William Street, Suite 204, Carson City, NV 89701.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted, or carried on, are those necessary to engage in any lawful act or activity for which corporations may be organized under the corporation statutes of state of Nevada.

FOURTH: The total number of shares of stock of all classes which the Corporation shall have authority to issue is 300,000,000 shares, of which 200,000,000 shares shall be Common Stock of the par value of $.0001 each (hereinafter called "Common Stock") and 100,000,000 shares shall be Preferred Stock of the par value of $.0001 each (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the shares of each class are as follows:

1.

The Common or Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

2.	Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article FOURTH and to the limitations prescribed by law, to authorize the issue of one or more series of Common or Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(a)	The designation of such series.

(b)

The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(c)	Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

(d)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)

Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

(f)	The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

(g)	The restrictions, if any, on the issue or reissue of any additional Common or Preferred Stock.

(h)	The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of the Corporation (“Liquidation Preferences”).

3.

Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, the holders of any such series and class of stock shall vote together and not as a separate class except as specifically provided by subsequent resolution or resolutions of the Board of Directors or as otherwise required by law. Subject to such restrictions as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders

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of a majority of the outstanding shares of the stock of the Corporation entitled to vote for the election of directors ("Voting Stock").

4.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as the Board of Directors of the Corporation, in its discretion, may determine from time to time.

5.

The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders. The Board of Directors may provide for payment therefore to be received by the Corporation in cash, property, or services. Any and all such shares of the Common or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

6.

The Corporation has adopted the elimination of all fractions of one share that may exist in the Corporation on the date of this Amendment. The Corporation may make arrangements, or provide reasonable opportunity, for any person entitled to or holding a fractional interest in a share to sell such fractional interest or to purchase such additional fractional interests as may be necessary to acquire a full share as provided by law on a fair market value to be determined by the Board of Directors.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: The private property of the stockholders shall not be subject to the payment of corporate debts.

SEVENTH: Any action by stockholders of the Corporation shall be taken at a meeting of stockholders and no action may be taken by written consent of stockholders entitled to vote upon such action unless such action complies with the voting requirements as set forth in the Amendment to the Articles of Incorporation herein and the By-Laws of the Corporation.

EIGHTH: Subject to the provisions of the laws of the State of Nevada, the following provisions are adopted for the management of the business and for the conduct of the affairs of the Corporation, and for defining, limiting, and regulating the powers of the Corporation, the directors, and the stockholders:

(a)	The books of the Corporation may be kept outside the State of Nevada at such place or places as may from time to time be designated by the Board of Directors.

(b)

The business of the Corporation shall be managed by its Board of Directors, and the Board of Directors shall have power to exercise all the powers of the Corporation, including (but without limiting the generality hereof) the power to create mortgages upon the whole or any part of the property of the Corporation, real or personal, without any action of or by the stockholders, except as otherwise provided by statute or by the By-Laws.

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(c)

The number of directors shall be fixed by the By-Laws, subject to alteration from time to time by amendment of the By-Laws either by the Board of Directors or the stockholders. An increase in the number of directors shall be deemed to create vacancies in the Board, to be filled in the manner provided in the By-Laws. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed in such manner as shall be provided in the By-Laws.

(d)

The Board of Directors shall have power to make and alter By-Laws, subject to such restrictions upon the exercise of such power as are contained in this Amendment to the Article of Incorporation or the By-Laws and amendments thereto.

(e)

The Board of Directors shall have power, in its discretion, to fix, determine, and vary from time to time the amount to be retained as surplus and the amount or amounts to be set apart out of any of the funds of the Corporation available for dividends as working capital or a reserve or reserves for any proper purpose, and to abolish any such reserve in the manner in which it was created.

(f)

The Board of Directors shall have power, in its discretion, from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them, other than the stock ledger, shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book, or document of the Corporation, except as conferred by law or authorized by resolution of the directors or the stockholders.

(g)

Upon any sale, exchange, or other disposal of the property and/or assets of the Corporation, payment therefore may be made either to the Corporation or directly to the stockholders in proportion to their interests, upon the surrender of their respective stock certificates, or otherwise, as the Board of Directors may determine.

(h)	The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of the Corporation.

(i)

In case the Corporation shall enter into any contract or transact any business with one or more of its directors, or with any firm of which any director is a member, or with any corporation or association of which any director is a stockholder, director, or officer, such contract or transaction shall not be invalidated or in any way affected by the fact that such director has or may have an interest therein which is or might be adverse to the interests of the Corporation, even though the vote of such director might have been necessary to obligate the Corporation upon such contract or transaction; provided, that the fact of such interest shall have been disclosed to the other directors or the stockholders of the Corporation, as the case may be, acting upon or with reference to such contract or transaction.

(j)

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof,

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or on the application of any receiver or receivers appointed for the Corporation, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of the corporation statutes of the state of Nevada, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three- fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

**NINTH:** The Corporation reserves the right to amend, alter, change, add to, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute; and all rights herein conferred are granted subject to this reservation.

**TENTH:** To the full extent provided by the corporation statutes of the state of Nevada as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for conduct as a director. Any amendment to or repeal of this Article ELEVENTH shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

**IN WITNESS WHEREOF**, the undersigned has signed this Amendment to the Articles of Incorporation this 20th day of October, 2009.

By: ______________________
Ian McBean

Its: Corporate Secretary

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AMENDED AND RESTATED

BY-LAWS

OF

MOUNT KNOWLEDGE HOLDINGS, INC.
(formerly Auror Capital Corp.)

(A Nevada Corporation)

(Amended October 20, 2009)

TABLE OF CONTENTS

ARTICLE I – Stockholders’ Meeting

1.	Section 1 Annual Meetings
2.	Section 2 Special Meetings
3.	Section 3 Place of Meeting
4.	Section 4 Notice of Meetings
5.	Section 5 Waivers of Notice
6.	Section 6 Quorum
7.	Section 7 Proxies
	7.1	Appointment
	7.2	Delivery to Corporation; Duration
8.	Section 8 Inspectors of Election
	8.1	Appointment
	8.2	Duties
	8.3	Determination of Proxy Validity
9.	Section 9 Fixing the Record Date
	9.1	Meetings
	9.2	Consent to Corporate Action Without a Meeting
	9.3	Dividends, Distributions, and Other Rights
	9.4	Voting List
10.	Section 10 Action By Stockholders Without a Meeting
11.	Section 11 Notice of Stockholder Business and Nominations; Required Vote for Directors; Director Qualification
	11.1	Notice of Stockholder Business and Nominations
		11.1.1	Annual Meeting of Stockholders
		11.1.2	Special Meeting of Stockholders
		11.1.3	General
	11.2	Required Vote for Directors
	11.3	Director Qualification: Submission of Questionnaire, Representation and Agreement
12.	Section 12 Notice to Corporation

ARTICLE II – Board of Directors

1.	Section 1 Number and Term of Office
2.	Section 2 Nomination and Election

	2.1	Nomination
	2.2	Election
3.	Section 3 Place of Meeting
4.	Section 4 Annual Meeting
5.	Section 5 Stated Meetings
6.	Section 6 Special Meetings
	6.1	Convenors and Notice
	6.2	Waiver of Notice
7.	Section 7 Quorum and Manner of Acting
8.	Section 8 Chairman of the Board
9.	Section 9 Resignations
10.	Section 10 Removal of Directors
11.	Section 11 Filling of Vacancies Not Caused by Removal
12.	Section 12 Directors' Fees
13.	Section 13 Action Without a Meeting

ARTICLE III – Board Committees

1.	Section 1 Audit Committee
2.	Section 2 Other Committees
	2.1	Committee Powers
	2.2	Committee Members
3.	Section 3 Quorum and Manner of Acting

ARTICLES IV – Officers and Agents: Terms, Compensation, Removal, Vacancies

1.	Section 1 Officers
2.	Section 2 Term of Office
3.	Section 3 Salaries of Elected Officers
4.	Section 4 Bonuses
5.	Section 5 Removal of Elected and Appointed Officers
6.	Section 6 Vacancies

ARTICLE V – Officers’ Duties and Powers

1.	Section 1 Chairman of the Board
2.	Section 2 President
3.	Section 3 Chief Executive Officer
4.	Section 4 Vice Presidents and Controller
5.	Section 5 Secretary
6.	Section 6 Treasurer
7.	Section 7 Additional Powers and Duties
8.	Section 8 Disaster Emergency Powers of Acting Officers

ARTICLE VI – Stock and Transfers of Stock

1.	Section 1 Stock Certificates
2.	Section 2 Transfer Agents and Registrars
3.	Section 3 Transfers of Stock
4.	Section 4 Lost Certificates

ARTICLE VII - Miscellaneous

1.	Section 1 Fiscal Year
2.	Section 3 Signing of Negotiable Instruments
3.	Section 4 Indemnification of Directors and Officers

	3.1	Right to Indemnification
	3.2	Right of Indemnitee to Bring Suit
	3.3	Nonexclusivity of Rights
	3.4	Insurance, Contracts, and Funding
	3.5	Persons Serving Other Entities
	3.6	Indemnification of Employees and Agents of the Corporation
	3.7	Procedures for the Submission of Claims

ARTICLE VIII – Amendments

1.	Section 1 Amendment of the By Laws: General
2.	Section 2 Amendments as to Compensation and Removal of Officers

ARTICLE I – Stockholder’s Meetings

SECTION 1. Annual Meetings. The Annual Meeting of the stockholders shall be held on such date and at such time as the Board of Directors shall determine, for the election of directors and the transaction of such other business as may come before the meeting.

SECTION 2. Special Meetings. A special meeting of the stockholders may be called at any time by the Board of Directors, or by stockholders holding together at least twenty five percent of the outstanding shares of stock entitled to vote, except as otherwise provided by statute or by the Articles of Incorporation or any amendment thereto.

SECTION 3. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at such place or places within or without the State of Nevada as may from time to time be fixed by the Board of Directors or as shall be specified or fixed in the respective notices or waivers of notice thereof.

SECTION 4. Notice of Meetings. Except as otherwise required by statute and as set forth below, notice of each annual or special meeting of stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than thirty nor more than sixty (or the maximum number permitted by applicable law) days before the meeting date. Such notice shall be given by delivering to each stockholder a written or printed notice thereof either personally or by mailing such notice in a postage prepaid envelope addressed to the stockholder's address as it appears on the stock books of the Corporation. Except as otherwise required by statute, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

SECTION 5. Waivers of Notice. Whenever any notice is required to be given to any stockholder under the provisions of these By Laws, the Articles of Incorporation, or the Nevada State Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. The attendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 6. Quorum. At all meetings of stockholders, except when otherwise provided by statute or by the Articles of Incorporation or any amendment thereto, or by the By Laws, the presence, in person or by proxy duly authorized, of the holders of one third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business; and except as otherwise provided by statute or rule of law, or by the Articles of Incorporation or any amendment thereto, or by the By Laws, the vote, in person or by proxy, of the holders of a majority of the shares constituting such quorum shall be binding upon all stockholders of the Corporation. In the absence of a quorum, a majority of the shares present in person or by proxy and entitled to vote may adjourn any meeting, from time to time but not for a period of more than thirty days at any one time, until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. Unless otherwise provided by statute, no notice of an adjourned meeting need be given.

SECTION 7. Proxies.

     7.1 Appointment. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. Such authorization may be accomplished by (a) the stockholder or such stockholder's authorized officer, director, employee, or agent executing a writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature, or (b) by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service, or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram, or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for such stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication, or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     7.2 Delivery to Corporation; Duration. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting or the delivery to the Corporation of the consent to corporate action in writing. A proxy shall become invalid three years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

SECTION 8. Inspectors of Election.

     8.1 Appointment. In advance of any meeting of stockholders, the Board of Directors of the Corporation shall appoint one or more persons to act as inspectors of election at such meeting and to make a written report thereof. The Board of Directors may designate one or more persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of such meeting shall appoint one or more persons to act as inspector of elections at such meeting.

     8.2 Duties. The inspectors shall: (a) ascertain the number of shares of the Corporation outstanding and the voting power of each such share; (b) determine the shares represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by them; and (e) certify their determination of the number of shares represented at the meeting and their count of the votes and ballots. Each inspector of election shall, before entering upon the discharge of his or her duties, take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors of election may appoint or retain other persons or entities to assist them in the performance of their duties.

     8.3 Determination of Proxy Validity. The validity of any proxy or ballot executed for a meeting of stockholders shall be determined by the inspectors of election in accordance with the applicable provisions of the Nevada State Law as then in effect. In determining the validity of any proxy transmitted by telegram, cablegram, or other electronic transmission, the inspectors shall record in writing the information upon which they relied in making such determination.

SECTION 9. Fixing the Record Date.

     9.1 Meetings. For the purpose of determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the

Board of Directors, and which record date shall be not fewer than thirty nor more than sixty (or the maximum number permitted by applicable law) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     9.2 Consent to Corporate Action Without a Meeting. For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (or the maximum number permitted by applicable law) days after the date on which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by Nevada State Law as now or hereafter amended, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by Nevada State Law as now or hereafter amended, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

     9.3 Dividends, Distributions, and Other Rights. For the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (or the maximum number permitted by applicable law) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     9.4. Voting List. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting shall be made, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. This list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at such meeting for inspection by any stockholder who is present.

SECTION 10. Action by Stockholders Without a Meeting. Subject to the provisions of Article EIGHTH of the Articles of Incorporation, any action which could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, are (a) signed by the holders of outstanding stock having not fewer than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) delivered to the Corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the Corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation, in the manner required by this Section, within sixty (or the maximum number permitted by applicable law) days of the date of the earliest dated consent delivered to the Corporation in the manner required by this Section 10. The validity of any consent executed by a proxy for a stockholder pursuant to a telegram, cablegram, or other means of electronic transmission transmitted to such proxy holder by or upon the authorization of the stockholder shall be determined by or at the direction of the Secretary of the Corporation. A written record of the information upon which the person making such determination relied shall be made and kept in the records of the proceedings of the stockholders. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

SECTION 11. Notice of Stockholder Business and Nominations; Required Vote for Directors; Director Qualification.

     11.1 Notice of Stockholder Business and Nominations.

11.1.1 Annual Meetings of Stockholders.

          (a)      Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in this By Law and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this By Law.

            (b)      For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 11.1. A(1)(c) of this By Law, the stockholder must have given timely notice thereof in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth day and not later than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting and the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. To be in proper form, a stockholder's notice to the Secretary must: (a) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, if any, (ii)

the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date), and (iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"); (b) if the notice relates to any business other than the nomination of a director that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; (c) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (d) with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 11.3 of this By Law. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

          (c)     Notwithstanding anything in the second sentence of Section 11.1. A(2) of this By Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

11.1.2 Special Meetings of Stockholders.

          Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this By Law and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this By Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by Section 11.1. A(2) of this By Law (including the completed and signed questionnaire, representation and agreement required by Section 11.3 of this By Law) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting and the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

11.1.3 General.

          (a)      Only such persons who are nominated in accordance with the procedures set forth in this By Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By Law. Except as otherwise provided by law, the Article of Incorporation or these By Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By Law and, if any proposed nomination or business is not in compliance with this By Law, to declare that such defective proposal or nomination shall be disregarded.

          (b)      For purposes of this By Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (c)      Notwithstanding the foregoing provisions of this By Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By Law. Nothing in this By Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a 8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Articles of

Incorporation or these By Laws.

     11.2 Required Vote for Directors. A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 11.1 of this By-law and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. Votes cast shall exclude abstentions with respect to that director's election.

     11.3 Director Qualification: Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 11.1 of this By Law) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request), which agreement shall (i) provide that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

SECTION 12. Notice to Corporation. Any written notice required to be delivered by a stockholder to the Corporation pursuant to Section 11.1 of this Article I or Section 2.1 of Article II of these By Laws must be given, either by personal delivery or by registered or certified mail, postage prepaid, to the Secretary at the Corporation's executive offices in the city of Novi, State of Michigan.

ARTICLE II – Board of Directors

SECTION 1. Number and Term of Office. The number of directors shall be at least one, but the number may be increased, or decreased to not less than one, from time to time, either by the directors by adoption of a resolution to such effect or by the stockholders by amendment of the By Laws in accordance with Article VIII hereof. Each director shall serve for the term to which the director was elected, and until a successor shall have been elected and qualified or until the director's prior death, resignation, or removal. At each succeeding annual meeting of stockholders of the Corporation, each director shall be elected to hold office until the next annual meeting of stockholders or until his or her successor shall be elected and qualified or until his or her earlier resignation or removal.

SECTION 2. Nomination and Election.

     2.1 Nomination. Only persons who are nominated in accordance with Article I, Section 11 of these By Laws shall be eligible for election as directors.

     2.2 Election. At each election of directors by stockholders, the persons who are elected in accordance with Article I, Section 11 of these By Laws shall be the directors.

SECTION 3. Place of Meeting. Meetings of the Board of Directors, or of any committee thereof, may be held either within or without the State of Nevada.

SECTION 4. Annual Meeting. Each year the Board of Directors shall meet in connection with the annual meeting of stockholders for the purpose of electing officers and for the transaction of other business. No notice of such meeting is required. Such annual meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the Board, or in a consent and waiver of notice thereof, signed by all the directors.

SECTION 5. Stated Meetings. The Board of Directors may, by resolution adopted by affirmative vote of a majority of the whole Board, from time to time appoint the time and place for holding stated meetings of the Board, if by it deemed advisable; and such stated meetings shall thereupon be held at the time and place so appointed, without the giving of any special notice with regard thereto. In case the day appointed for a stated meeting shall fall upon a legal holiday, such meeting shall be held on the next following day, not a legal holiday, at the regularly appointed hour. Except as otherwise provided in the By Laws, any and all business may be transacted at any stated meeting.

SECTION 6. Special Meetings.

     6.1 Convenors and Notice. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board or any two directors. Notice of a special meeting of the Board of Directors, stating the place, day, and hour of the meeting, shall be given to each director in writing (by mail, wire, facsimile, or personal delivery) or orally (by telephone or in person).

     6.2 Waiver of Notice. With respect to a special meeting of the Board of Directors, a written waiver, signed by a director, shall be deemed equivalent to notice to that director. A director's attendance at a meeting shall constitute that director's waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the waiver of notice of such meeting.

SECTION 7. Quorum and Manner of Acting. Except as herein otherwise provided, forty percent of the total number of directors fixed by or in the manner provided in these By Laws at the time of any stated or special meeting of the Board or, if vacancies exist on the Board of Directors, forty percent of such number of directors then in office, provided, however, that such number may not be less than one third of the total number of directors fixed by or in the manner provided in these By Laws, shall constitute a quorum for the transaction of business; and, except as otherwise required by statute or by the Articles of Incorporation or any amendment thereto, or by the By Laws, the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting, from time to time, until a quorum is present. No notice of any adjourned meeting need be given.

SECTION 8. Chairman of the Board. The Chairman of the Board shall preside, when present, at all meetings of the Board, except as otherwise provided by law.

SECTION 9. Resignations. Any director of the Corporation may resign at any time by giving written notice thereof to the Secretary. Such resignation shall take effect at the time specified therefor or if the time is not specified, upon delivery thereof; and, unless otherwise specified with respect thereto, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 10. Removal of Directors. All directors elected may be removed with or without cause by the affirmative vote of the holders of record of a majority of the outstanding shares of stock entitled to vote, at a meeting of the stockholders called for that purpose; and the vacancy on the Board caused by any such removal may be filled by the stockholders at such meeting or at any subsequent meeting.

SECTION 11. Filling of Vacancies Not Caused by Removal. In case of any increase in the number of directors, or of any vacancy created by death or resignation, the additional director or directors may be elected or, as the case may be, the vacancy or vacancies may be filled, either (a) by the Board of Directors at any meeting; or (b) by the stockholders entitled to vote, either at an annual meeting or at a special meeting thereof called for the purpose, by the affirmative vote of a majority of the outstanding shares entitled to vote at such meeting.

SECTION 12. Directors' Fees. The Board of Directors shall have authority to determine from time to time the amount of compensation which shall be paid to its members for attendance at meetings of the Board or of any committee of the Board.

SECTION 13. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE III – Board Committees

SECTION 1. Audit Committee. In addition to any committees appointed pursuant to Section 2 of this Article, there shall be an Audit Committee, appointed annually by the Board of Directors, consisting of at least three directors who are not members of management. It shall be the responsibility of the Audit Committee to review the scope and results of the annual independent audit of books and records of the Corporation and its subsidiaries and to discharge such other responsibilities as may from time to time be assigned to it by the Board of Directors. The Audit Committee shall meet at such times and places as the members deem advisable, and shall make such recommendations to the Board of Directors as they consider appropriate.

SECTION 2. Other Committees.

     2.1 Committee Powers. The Board of Directors may appoint standing or temporary committees and invest such committees with such powers as it may see fit, with power to subdelegate such powers if deemed desirable by the Board of Directors; but no such committee shall have the power or authority of the Board of Directors to adopt, amend, or repeal the By Laws of the Corporation or approve, adopt or recommend to the stockholders of the Corporation any action or matter expressly required by the Articles of Incorporation, these By Laws or the Nevada State Law to be submitted to stockholders for approval.

     2.2 Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

SECTION 3. Quorum and Manner of Acting. A majority of the number of directors composing any committee of the Board of Directors, as established and fixed by resolution of the Board of Directors, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such directors present may adjourn the meeting from time to time without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

ARTICLE IV - Officers and Agents: Terms, Compensation, Removal, Vacancies

SECTION 1. Officers. The elected officers of the Corporation shall be a Chairman of the Board (who shall be a director) and, at the discretion of the Board, a President (who shall be a director), and one or more Vice Presidents (each of whom may be assigned by the Board of Directors or the Chief Executive Officer an additional title descriptive of the functions assigned to such officer and one or more of whom may be designated Executive or Senior Vice President). The Board may also elect one or more Vice Chairmen. The Board of Directors shall also designate either the Chairman of the Board or the President as the Chief Executive Officer of the Corporation. The Board of Directors shall appoint a Controller, a Secretary, and a Treasurer. Any number of offices, whether elective or appointive, may be held by the same person. The Chief Executive Officer may, by a writing filed with the Secretary, designate titles as officers for employees and agents and appoint Assistant Secretaries and Assistant Treasurers, as, from time to time, may appear to be necessary or advisable in the conduct of the affairs of the Corporation and may, in the same manner, terminate or change such titles.

SECTION 2. Term of Office. So far as practicable, all elected officers shall be elected at the annual meeting of the Board in each year, and shall hold office until the annual meeting of the Board in the next subsequent year and until their respective successors are chosen. The Controller, Secretary, and Treasurer shall hold office at the pleasure of the Board.

SECTION 3. Salaries of Elected Officers. The salaries paid to the elected officers of the Corporation shall be authorized or approved by the Board of Directors.

SECTION 4. Bonuses. None of the officers, directors, or employees of the Corporation or any of its subsidiary corporations shall at any time be paid any bonus or share in the earnings or profits of the Corporation or any of its subsidiary corporations except pursuant to a plan approved by affirmative vote of two thirds of the members of the Board of Directors.

SECTION 5. Removal of Elected and Appointed Officers. Any elected or appointed officer may be removed at any time, either for or without cause, by affirmative vote of a majority of the whole Board of Directors, at any meeting called for the purpose.

SECTION 6. Vacancies. If any vacancy occurs in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

ARTICLE V - Officers' Duties and Powers

SECTION 1. Chairman of the Board. The Chairman of the Board shall preside, when present, at all meetings of the stockholders (except as otherwise provided by statute) and at all meetings of the Board of

Directors. The Chairman shall have general power to execute bonds, deeds, and contracts in the name of the Corporation; to affix the corporate seal; to sign stock certificates; and to perform such other duties and services as shall be assigned to or required of the Chairman by the Board of Directors.

SECTION 2. President.The President shall have general power to execute bonds, deeds, and contracts in the name of the Corporation and to affix the corporate seal; to sign stock certificates; during the absence or disability of the Chairman of the Board to exercise the Chairman's powers and to perform the Chairman's duties; and to perform such other duties and services as shall be assigned to or required of the President by the Board of Directors; provided, that if the office of President is vacant, the Chairman shall exercise the duties ordinarily exercised by the President until such time as a President is elected or appointed.

SECTION 3. Chief Executive Officer. The officer designated by the Board of Directors as the Chief Executive Officer of the Corporation shall have general and active control of its business and affairs. The Chief Executive Officer shall have general power to appoint or designate all employees and agents of the Corporation whose appointment or designation is not otherwise provided for and to fix the compensation thereof, subject to the provisions of these By Laws; to remove or suspend any employee or agent who shall not have been elected or appointed by the Board of Directors or other body; to suspend for cause any employee, agent, or officer, other than an elected officer, pending final action by the body which shall have appointed such employee, agent, or officer; and to exercise all the powers usually pertaining to the office held by the Chief Executive Officer of a corporation.

SECTION 4. Vice Presidents and Controller. The several Vice Presidents and the Controller shall perform all such duties and services as shall be assigned to or required of them, from time to time, by the Board of Directors or the Chief Executive Officer, respectively.

SECTION 5. Secretary. The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board of Directors and shall keep and attest true records of all proceedings thereat. The Secretary shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed and shall keep and account for all books, documents, papers, and records of the Corporation relating to its corporate organization. The Secretary shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation. In the absence of the Secretary, an Assistant Secretary or Secretary pro tempore shall perform the duties of the Secretary.

SECTION 6. Treasurer. The Treasurer shall have the care and custody of all moneys, funds, and securities of the Corporation, and shall deposit or cause to be deposited all funds of the Corporation in accordance with directions or authorizations of the Board of Directors or the Chief Executive Officer. The Treasurer shall have power to sign stock certificates, to indorse for deposit or collection, or otherwise, all checks, drafts, notes, bills of exchange, or other commercial paper payable to the Corporation, and to give proper receipts or discharges therefore. In the absence of the Treasurer, an Assistant Treasurer shall perform the duties of the Treasurer.

SECTION 7. Additional Powers and Duties. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as may be provided in these By Laws or as the Board of Directors may from time to time determine, or as may be assigned to them by any superior officer.

SECTION 8. Disaster Emergency Powers of Acting Officers. If, as a result of a disaster or other state of emergency, the Chief Executive Officer is unable to perform the duties of that office, (a) the powers and duties of the Chief Executive Officer shall be performed by the employee with the highest base salary who shall be available and capable of performing such powers and duties and, if more than one such employee has the same base salary, by the employee whose surname begins with the earliest letter of the alphabet among the group of those employees with the same base salary; and (b) the officer performing such duties shall continue to perform such powers and duties until the Chief Executive Officer becomes capable of performing those duties or until the Board of Directors shall have elected a new Chief Executive Officer or designated another individual as Acting Chief Executive Officer; and (c) such officer shall have the power in addition to all other powers granted to the Chief Executive Officer by these By Laws and by the Board of Directors to appoint an acting President, acting Vice President, acting Controller, acting Secretary, and acting Treasurer, if any of the persons duly elected to any such office is not by reason of such disaster or emergency able to perform the duties of such office, each of such acting appointees to serve in such capacities until the officer for whom the appointee is acting becomes capable of performing the duties of such office or until the Board of Directors shall have designated another individual to perform such duties or have elected another person to fill such office; and (d) any such acting officer so appointed shall be entitled to exercise all powers vested by the By Laws or the Board of Directors in the duly elected officer for whom the acting officer is acting; and (e) anyone transacting business with this Corporation may rely upon a certification by any two officers of the Corporation that a specified individual has succeeded to the powers of the Chief Executive Officer and that such person has appointed other acting officers as herein provided and any person, firm, corporation, or other entity to which such certification has been delivered by such officers may continue to rely upon it until notified of a change in writing signed by two officers of this Corporation.

ARTICLE VI - Stock and Transfers of Stock

SECTION 1. Stock Certificates. Every stockholder shall be entitled to a certificate, signed by the Chairman of the Board or the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares owned by the stockholder in the Corporation. Any and all of the signatures on a certificate may be a facsimile. If any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

SECTION 2. Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable, from time to time, to act as transfer agents and registrars of the stock of the Corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

SECTION 3. Transfers of Stock. Shares of stock may be transferred by delivery of the certificates therefore, accompanied either by an assignment in writing on the back of the certificates or by written power of attorney to sell, assign, and transfer the same, signed by the record holder thereof; but no transfer shall affect the right of the Corporation to pay any dividend upon the stock to the holder of record thereof, or to treat the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, except between the parties thereto, until such transfer shall have been made upon the books of the Corporation.

SECTION 4. Lost Certificates. The Board of Directors may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen, mutilated, or destroyed, or alleged to be lost, stolen, mutilated, or destroyed, upon such terms and in accordance with such procedures as the Board of Directors shall deem proper and prescribe.

ARTICLE VII – Miscellaneous

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

SECTION 2. Signing of Negotiable Instruments. All bills, notes, checks, or other instruments for the payment of money shall be signed or countersigned by such officer or officers and in such manner as from time to time may be prescribed by resolution (whether general or special) of the Board of Directors.

SECTION 3. Indemnification of Directors and Officers.

     3.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or that, being or having been such a director or officer or an employee of the Corporation, he or she is or was serving at the request of an executive officer of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee, or agent or in any other capacity while serving as such a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the full extent permitted by the Nevada State Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators; provided, however, that except as provided in Section 3.2 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 3.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an under taking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 3.1 or otherwise; and provided, further, that an advancement of expenses shall not be made if the Corporation's Board of Directors makes a good faith determination that such payment would violate law or public policy.

     3.2 Right of Indemnitee to Bring Suit. If a claim under Section 3.1 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 3 upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

     3.3 Nonexclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section 3 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provisions of the Articles of Incorporation, By Laws, agreement, vote of stockholders or disinterested directors, or otherwise. Notwithstanding any amendment to or repeal of this Section 3, or of any of the procedures established by the Board of Directors pursuant to Section 3.7, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

3.4 Insurance, Contracts, and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the Nevada State Law. The Corporation may, without further stockholder approval, enter into contracts with any indemnitee in furtherance of the provisions of this Section 4 and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section 4.

     3.5 Persons Serving Other Entities. Any Corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights to advancement of expenses to employees or agents of the Corporation on such terms and conditions as such officer or officers deem appropriate under the circumstances. The Corporation may, by action of its Board of Directors, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation with the same scope and effect as the provisions of this Section 4 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board of Directors.

     3.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights to advancement of expenses to employees or agents of the Corporation on such terms and conditions as such officer or officers deem appropriate under the circumstances. The Corporation may, by action of its Board of Directors, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation with the same scope and effect as the provisions of this Section 4 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board of Directors.

     3.7 Procedures for the Submission of Claims. The Board of Directors may establish reasonable procedures for the submission of claims for indemnification pursuant to this Section 4, determination of the entitlement of any person thereto, and review of any such determination. Such procedures shall be set forth in an appendix to these By Laws and shall be deemed for all purposes to be a part hereof.

**ARTICLE VIII - Amendments**

SECTION 1. **Amendment of the By Laws: General.** Except as herein otherwise expressly provided, the By Laws of the Corporation may be altered or repealed in any particular and new By Laws, not inconsistent with any provision of the Articles of Incorporation or any provision of law, may be adopted, either by

(a) the affirmative vote of the holders of record of a majority in number of the shares present in person or by proxy and entitled to vote at an annual meeting of stockholders or at a special meeting thereof, the notice of which special meeting shall include the form of the proposed alteration or repeal or of the proposed new By Laws, or a summary thereof; or

(b) either by

   (ii) the affirmative vote of all the directors present at any meeting at which a quorum, less than a majority, is present;

provided, in either of the latter cases, that the notice of such meeting shall include the form of the proposed alteration or repeal or of the proposed new By Laws, or a summary thereof; and provided, further, that Article I Section 11.2 of these By-Laws may be amended only as set forth in Section 1.A of this By Law, except that any amendment required by law or necessary or desirable to cure an administrative or technical deficiency may be made as provided in Section 1.B of this By Law.

SECTION 2. **Amendments as to Compensation and Removal of Officers.** Notwithstanding anything contained in these By Laws to the contrary, the affirmative vote of the holders of record of a majority of the Voting Stock, as defined in Article FOURTH of the Articles of Incorporation, at a meeting of the stockholders called for the purpose, shall be required to alter, amend, repeal, or adopt any provision inconsistent with Sections 3, 4 and 5 of Article IV hereof, notice of which meeting shall include the form of the proposed amendment, or a summary thereof.

**IN WITNESS WHEREOF**, the undersigned has signed this Amendment to the Articles of Incorporation this 20th day of October, 2009.

By: ______________________
Ian McBean

Its: Corporate Secretary

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